STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 02/11/2003
                                                             030089051 - 3624277


                       CERTIFICATE OF LIMITED PARTNERSHIP

                            OKLAHOMA HILLS GAS, L.P.


     THE UNDERSIGNED, being the General Partner of OKLAHOMA HILLS GAS, L.P., a limited partnership formed pursuant to the provisions of Title 6, Chapter 17 of the Delaware Code, does hereby make this Certificate of Limited Partnership in accordance with Section 17-201 of the Delaware code, and does hereby certify as follows:

     1. The name which the partnership business shall be conducted is OKLAHOMA HILLS GAS, L.P.

     2. The address of the partnership's registered office in the State of Delaware and the registered agent for service of process shall be in care of Corporation Guarantee and Trust Company, The Brandywine Building, 1000 West 17th Floor, in the City of Wilmington, County of New Castle, State of Delaware 19801.

     3. The name and place of business of the General Partner of the Partnership is:

                         BWP GAS LLC
                         111 Presidential Boulevard, Suite 158
                         Bala Cynwyd, PA 19004


     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2003.

                                          General Partner:

                                          BWP GAS, LLC
                                            BY:  HBA GAS, INC.
                                                Managing Member



                                          By:    "HOWARD M. APPEL"
                                              ----------------------------
                                               HOWARD M. APPEL, PRESIDENT


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